Exhibit 99.1

Brooks Automation Reports Results of Third Quarter of Fiscal 2021, Ended
June 30, 2021, and Announces Quarterly Cash Dividend

Robust Demand and Strong Execution Drive Continued Growth in Revenue and Profitability

CHELMSFORD, Mass., August 5, 2021 (PR Newswire) -- Brooks Automation, Inc. (Nasdaq: BRKS) today reported financial results for the fiscal quarter ended June 30, 2021.

Financial Results Summary

	Quarter Ended
Dollars in millions, except per share data	June 30,	March 31,	June 30,	Change vs.
	2021	2021	2020	Prior Qtr	Prior Year
Revenue	$315	$287	$220	10%	43%
Semiconductor Solutions	$186	$157	$127	19%	47%
Life Sciences	$129	$130	$93	0%	38%

Diluted EPS Continuing Operations	$0.53	$0.32	$0.19	64%	184%
Diluted EPS Total	$0.53	$0.32	$0.19	65%	184%

Non-GAAP Diluted EPS Continuing Operations	$0.72	$0.61	$0.32	17%	127%

Adjusted EBITDA	$78	$71	$40	10%	94%

Management Comments

“We are proud of the results of our third fiscal quarter with strong execution by both businesses,” commented Steve Schwartz, President and CEO. “Life Sciences sustained its high growth performance and Semiconductor Solutions acceleration was exceptionally strong. We expect our fourth fiscal quarter of 2021 to continue the upward trajectory. We remain on track for the planned separation into two standalone companies, which is expected to occur by the end of the calendar year.”

Summary of GAAP Results

Third Quarter, Fiscal 2021

●	Revenue for the third quarter was $315 million, up 43% year over year driven by growth in both Life Sciences and Semiconductor Solutions.
●	Diluted EPS from continuing operations was $0.53 per share compared to $0.19 per share in the third quarter of 2020.
●	Life Sciences revenue of $129 million grew 38% year over year. Year-over-year organic growth was 42%. Life Sciences Products grew 60% year over year, and Life Sciences Services grew 28%. Excluding the effect of the recent exit of the RUCDR alliance, Life Science Services grew 43%.
●	Semiconductor Solutions revenue was $186 million, an increase of 47% year over year. Year-over-year organic growth was 43%.

●	Operating income was $50 million, compared to $19 million in the third quarter of 2020. Operating margin was 15.9%, up 730 basis points year over year and was driven by gross margin of 45.8%, up 370 basis points year over year. Operating expenses in the quarter include approximately $6 million in unallocated corporate expenses related to strategic M&A initiatives, including the preparation to separate the two businesses.

A reconciliation of non-GAAP measures to the most nearly comparable GAAP measures follow the consolidated balance sheets, statements of operations and statements of cash flows included in this release.

Summary of Non-GAAP Results for Continuing Operations

Third Quarter, Fiscal 2021

●	Diluted EPS for the third quarter was $0.72, up 127% year over year.
●	Operating income was $68 million, an increase of 127% year over year, and operating margin was 21.5%, up 790 basis points year over year. Gross margin of 46.9% was up 340 basis points year over year.
●	Life Sciences operating margin was 17.8%, up from 7.1% in the prior year. Gross margin was 50.0%, up 540 basis points year over year driven by performance improvement of 250 basis points, as well as, 280 basis points of favorable mix as a result of exiting the RUCDR alliance agreement.
●	Semiconductor Solutions operating margin was 24.1%, an increase of 560 basis points from the prior year. Gross margin was 44.7%, up 200 basis points year over year, driven by margin expansion in Automation.
●	Adjusted EBITDA was $78 million, up 94% from the third quarter of 2020 and 10% sequentially.

Cash and Liquidity

●	Cash flow from operations was $45 million for the quarter, an increase of $19 million year over year.
●	On April 29, 2021, the Company acquired Precise Automation, Inc. for approximately $70 million in cash subject to working capital and other adjustments.
●	The Company ended the third fiscal quarter of 2021 with a total balance of cash, cash equivalents, restricted cash, and marketable securities of $286 million, with total debt of $50 million, and net cash of $236 million.

Quarterly Cash Dividend

The Company additionally announced that the Board of Directors has reiterated a dividend of $0.10 per share payable on September 24, 2021 to stockholders of record on September 3, 2021. Future dividend declarations, as well as the record and payment dates for such dividends, are subject to the final determination of the Company's Board of Directors.

Guidance for Fourth Quarter Fiscal 2021

The Company announced revenue and earnings guidance for the fourth quarter of fiscal 2021. Revenue is expected to be in the range of $328 million to $348 million and non-GAAP diluted earnings per share is expected to be in the range of $0.71 to $0.81. GAAP diluted earnings per share for the fourth fiscal quarter is expected to be in the range of $0.50 to $0.60.

Conference Call and Webcast

Brooks management will webcast its third quarter earnings conference call today at 4:30 p.m. Eastern Time. During the call, Company management will respond to questions concerning, but not limited to, the Company's financial performance, business conditions and industry outlook. Management's responses could contain information that has not been previously disclosed.

The call will be broadcast live over the Internet and, together with presentation materials referenced on the call, will be hosted at the Investor Relations section of Brooks' website at www.brooks.investorroom.com, and will be archived online on this website for convenient on-demand replay. In addition, you may call 800-941-1366 (US & Canada only) or +1-212-231-2926 for international callers to listen to the live webcast.

Regulation G – Use of Non-GAAP financial Measures

The Company supplements its GAAP financial measures with certain non-GAAP financial measures to provide investors a better perspective on the results of business operations, which the Company believes is more comparable to the similar analyses provided by its peers. These measures are not presented in accordance with, nor are they a substitute for, U.S. generally accepted accounting principles, or GAAP. These measures should always be considered in conjunction with appropriate GAAP measures. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measures is included at the end of this release following the consolidated balance sheets, statements of operations and statements of cash flows.

“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934

Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks' financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include but are not limited to statements about our revenue and earnings expectations, our ability to increase our profitability, our ability to improve or retain our market position, our ability to deliver financial success in the future, and the timing of our planned separation into two independent public companies. Factors that could cause results to differ from our expectations include the following: the impact of the COVID-19 global pandemic on the markets we serve, including our supply chain, and on the global economy generally, the volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; uncertainties in global political and economic conditions, and other factors and other risks, including those that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result, we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.

About Brooks Automation
Brooks (Nasdaq: BRKS) operates two, global, market-leading businesses, Life Sciences and Semiconductor Solutions, each with its own distinct area of focus and expertise. The Company's Life Sciences business provides a full suite of reliable cold-chain sample management solutions and genomic services across areas such as drug development, clinical research and advanced cell therapies for the industry's top pharmaceutical, biotech, academic and healthcare institutions globally. Brooks Life Sciences' GENEWIZ division is a leading provider of gene sequencing and gene synthesis services. With over 40 years as a partner to the semiconductor manufacturing industry, Brooks’ Semiconductor Solutions business provides industry-leading precision vacuum robotics, integrated automation systems and contamination control solutions to the world's leading semiconductor chip makers and equipment manufacturers as well as collaborative robotics and automation capabilities for multi-market applications.

On May 10, 2021, Brooks announced its plans to separate into two independent, publicly traded companies by establishing a standalone life sciences company, comprised of the Life Sciences business, and a standalone automation company, comprised of the Semiconductor Solutions business. The transaction is expected to be completed by the end of calendar year 2021.

Brooks is headquartered in Chelmsford, MA, with operations in North America, Europe and Asia. For more information, visit www.brooks.com.

BROOKS INVESTOR CONTACTS:

Sara Silverman

Director of Investor Relations

Brooks Automation

978.262.2635

sara.silverman@brooks.com

Sherry Dinsmore

Brooks Automation

978.262.4301

sherry.dinsmore@brooks.com

BROOKS AUTOMATION, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenue
Products	$215,843	$142,323	$565,829	$413,329
Services	99,506	78,027	285,610	237,748
Total revenue	315,349	220,350	851,439	651,077
Cost of revenue
Products	120,387	81,989	317,472	245,930
Services	50,562	45,573	149,165	137,092
Total cost of revenue	170,949	127,562	466,637	383,022
Gross profit	144,400	92,788	384,802	268,055
Operating expenses
Research and development	18,284	14,004	51,310	43,727
Selling, general and administrative	75,883	59,714	221,646	178,866
Restructuring charges	—	(29)	179	1,125
Total operating expenses	94,167	73,689	273,135	223,718
Operating income	50,233	19,099	111,667	44,337
Interest income	409	29	503	865
Interest expense	(477)	(810)	(1,485)	(2,265)
Other income (expenses), net	(1,625)	498	(147)	(1,318)
Income before income taxes	48,540	18,816	110,538	41,619
Income tax provision	9,370	5,120	20,428	5,557
Income from continuing operations	39,170	13,696	90,110	36,062
Loss from discontinued operations, net of tax	(4)	—	(1,168)	(182)
Net income	$39,166	$13,696	$88,942	$35,880
Basic net income per share:
Income from continuing operations	$0.53	$0.19	$1.21	$0.49
Loss from discontinued operations, net of tax	(0.00)	-	(0.02)	(0.00)
Basic net income per share	$0.53	$0.19	$1.20	$0.49
Diluted net income per share:
Income from continuing operations	$0.53	$0.19	$1.21	$0.49
Loss from discontinued operations, net of tax	(0.00)	-	(0.02)	(0.00)
Diluted net income per share	$0.53	$0.19	$1.20	$0.49

Weighted average shares outstanding used in computing net income per share:
Basic	74,296	73,759	74,195	73,473
Diluted	74,495	73,860	74,420	73,766

BROOKS AUTOMATION, INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(In thousands, except share and per share data)

	June 30,	September 30,
	2021	2020

Assets
Current assets
Cash and cash equivalents	$269,862	$295,649
Marketable securities	101	67
Accounts receivable, net	234,079	188,291
Inventories	154,720	114,834
Prepaid expenses and other current assets	58,455	50,612
Total current assets	717,217	649,453
Property, plant and equipment, net	146,522	117,665
Long-term marketable securities	3,637	3,101
Long-term deferred tax assets	4,447	4,979
Goodwill	551,326	501,536
Intangible assets, net	254,937	218,325
Other assets	85,169	64,066
Total assets	$1,763,255	$1,559,125
Liabilities and Stockholders' Equity
Current liabilities
Current portion of long-term debt	$—	$827
Accounts payable	98,192	61,758
Deferred revenue	35,421	31,357
Accrued warranty and retrofit costs	8,132	8,201
Accrued compensation and benefits	43,803	43,267
Accrued restructuring costs	29	181
Accrued income taxes payable	22,232	10,094
Accrued expenses and other current liabilities	103,251	55,433
Total current liabilities	311,060	211,118
Long-term debt	49,651	49,588
Long-term tax reserves	18,410	19,168
Long-term deferred tax liabilities	16,295	17,798
Long-term pension liabilities	6,536	6,406
Long-term operating lease liabilities	45,034	31,855
Other long-term liabilities	8,440	9,578
Total liabilities	455,426	345,511
Stockholders' Equity
Preferred stock, $0.01 par value - 1,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.01 par value - 125,000,000 shares authorized, 87,758,598 shares issued and 74,296,729 shares outstanding at June 30, 2021, 87,293,710 shares issued and 73,831,841 shares outstanding at September 30, 2020	878	873
Additional paid-in capital	1,965,705	1,942,850
Accumulated other comprehensive income	26,619	21,919
Treasury stock at cost - 13,461,869 shares	(200,956)	(200,956)
Accumulated deficit	(484,417)	(551,072)
Total stockholders' equity	1,307,829	1,213,614
Total liabilities and stockholders' equity	$1,763,255	$1,559,125

BROOKS AUTOMATION, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(In thousands)

	Nine Months Ended
	June 30,
	2021	2020
Cash flows from operating activities
Net income	$88,942	$35,880
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	48,684	49,760
Impairment of property, plant and equipment	—	301
Stock-based compensation	20,277	12,348
Amortization of premium on marketable securities and deferred financing costs	169	177
Deferred income taxes	(10,293)	(9,319)
Other gains on disposals of assets	225	163
Adjustment to the gain on divestiture, net of tax	948	319
Taxes paid stemming from divestiture	—	(91,500)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(40,286)	(15,719)
Inventories	(32,532)	(17,695)
Prepaid expenses and current assets	4,000	12,554
Accounts payable	23,327	11,032
Deferred revenue	(1,564)	214
Accrued warranty and retrofit costs	(286)	580
Accrued compensation and tax withholdings	(338)	1,928
Accrued restructuring costs	(153)	(609)
Accrued expenses and current liabilities	21,625	(4,347)
Net cash provided by (used in) operating activities	122,745	(13,933)
Cash flows from investing activities
Purchases of property, plant and equipment	(34,606)	(29,685)
Purchases of marketable securities	(100)	(10,843)
Sales of marketable securities	25	2,492
Maturities of marketable securities	25	42,226
Adjustment to proceeds from divestiture	(1,802)	—
Acquisitions, net of cash acquired	(92,375)	(15,743)
Disbursement for a loan receivable	—	—
Issuance of a note receivable	—	(1,000)
Proceeds from sales of property, plant and equipment	—	—
Net cash used in investing activities	(128,833)	(12,553)
Cash flows from financing activities
Proceeds from term loans, net of discount	—	—
Proceeds from issuance of common stock	2,583	2,332
Payments of financing costs	—	—
Principal payments on debt	(828)	(828)
Payments of finance leases	(915)	(957)
Common stock dividends paid	(22,288)	(22,127)
Net cash used in financing activities	(21,448)	(21,580)
Effects of exchange rate changes on cash and cash equivalents	7,582	3,095
Net decrease in cash, cash equivalents and restricted cash	(19,954)	(44,971)
Cash, cash equivalents and restricted cash, beginning of period	302,526	305,171
Cash and cash equivalents and restricted cash, end of period	$282,572	$260,200

Reconciliation of cash, cash equivalents, and restricted cash to the consolidated balance sheets
Cash and cash equivalents	$269,862	$256,633
Short-term restricted cash included in prepaid expenses and other current assets	3,570	3,567
Long-term restricted cash included in other assets	9,140	—
Total cash, cash equivalents and restricted cash shown in the consolidated statements of cash flows	$282,572	$260,200

Notes on Non-GAAP Financial Measures:

These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management adjusts the GAAP results for the impact of amortization of intangible assets, restructuring charges, purchase price accounting adjustments and charges related to M&A to provide investors better perspective on the results of operations which the Company believes is more comparable to the similar analysis provided by its peers.  Management also excludes special charges and gains, such as impairment losses, gains and losses from the sale of assets, as well as other gains and charges that are not representative of the normal operations of the business. For the nine months ended June 30, 2021, management has excluded a charge related to liabilities for import tariffs related to imports in prior fiscal years. The cost of import tariffs which pertain to the current fiscal year imports were not removed from non-GAAP results. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and not rely on any single measure.

	Quarter Ended
	June 30, 2021		March 31, 2021		June 30, 2020
		per diluted		per diluted		per diluted
Dollars in thousands, except per share data	$	share	$	share	$	share
Net income from continuing operations	$39,170	$0.53	$23,932	$0.32	$13,696	$0.19
Adjustments:
Purchase accounting impact on inventory and contracts acquired	140	0.00	—	—	—	—
Amortization of intangible assets	11,085	0.15	9,920	0.13	10,390	0.14
Restructuring charges	—	—	92	0.00	(29)	(0.00)
Tariff adjustment	—	—	5,497	0.07	—	—
Merger and acquisition costs	6,269	0.08	11,843	0.16	10	0.00
Restructuring related charges	—	—	—	—	301	0.00
Other adjustments	(83)	(0.00)	—	—	—	—
Tax adjustments (1)	682	0.01	639	0.01	1,502	0.02
Tax effect of adjustments	(3,790)	(0.05)	(6,283)	(0.08)	(2,561)	(0.03)
Non-GAAP adjusted net income from continuing operations	$53,473	$0.72	$45,640	$0.61	$23,309	$0.32
Stock based compensation, pre-tax	6,086	0.08	6,710	0.09	3,725	0.05
Tax rate	15%	—	15%	—	15%	—
Stock-based compensation, net of tax	5,173	0.07	5,704	0.08	3,166	0.04
Non-GAAP adjusted net income excluding stock-based compensation - continuing operations	$58,646	$0.79	$51,344	$0.69	$26,475	$0.36

Shares used in computing non-GAAP diluted net income per share	—	74,495	—	74,414	—	73,860

	Nine Months Ended
	June 30, 2021		June 30, 2020
		per diluted		per diluted
Dollars in thousands, except per share data	$	share	$	share
Net income from continuing operations	$90,110	$1.21	$36,062	$0.49
Adjustments:
Purchase accounting impact on inventory and contracts acquired	140	0.00	—	—
Amortization of intangible assets	30,750	0.41	31,331	0.42
Restructuring related charges	—	—	301
Restructuring charges	179	0.00	1,125	0.02
Tariff adjustment	5,497	0.07	—	—
Merger and acquisition costs	21,104	0.28	484	0.01
Other adjustments	(83)	(0.00)
Tax adjustments (1)	(725)	(0.01)	(2,789)	(0.04)
Tax effect of adjustments	(12,906)	(0.17)	(8,113)	(0.11)
Non-GAAP adjusted net income from continuing operations	$134,066	$1.80	$58,401	$0.79
Stock-based compensation, pre-tax	20,277	0.27	12,348	0.17
Tax rate	15%	—	15%	—
Stock-based compensation, net of tax	17,235	$0.23	10,496	0.14
Non-GAAP adjusted net income excluding stock-based compensation - continuing operations	$151,301	$2.03	$68,897	$0.93

Shares used in computing non-GAAP diluted net income per share	—	74,420	—	73,766

(1)	Tax adjustments primarily related to stock compensation windfall benefit. The Company elected to apply the tax benefit related to the stock compensation windfall realized in the quarters ended March 31, 2021 and 2020 to the non-GAAP full year tax rate. The Company elected to exclude a deferred tax benefit realized in the three month period ended March 31, 2020 related to the extension of the 15 percent tax rate incentive in China.

	Quarter Ended			Nine Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
Dollars in thousands	2021	2021	2020	2021	2020
GAAP net income	$39,166	$23,748	$13,696	$88,942	$35,880
Adjustments:
Less: Loss from discontinued operations	4	184	—	1,168	182
Less: Interest income	(409)	(18)	(29)	(503)	(865)
Add: Interest expense	477	452	810	1,485	2,265
Add: Income tax benefit	9,370	6,288	5,120	20,428	5,557
Add: Depreciation	6,055	5,877	6,290	17,933	18,429
Add: Amortization of completed technology	3,352	2,319	2,779	8,060	8,194
Add: Amortization of customer relationships and acquired intangible assets	7,733	7,601	7,611	22,690	23,137
Earnings before interest, taxes, depreciation and amortization	$65,748	$46,451	$36,277	$160,203	$92,779

	Quarter Ended			Nine Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
Dollars in thousands	2021	2021	2020	2021	2020
Earnings before interest, taxes, depreciation and amortization	$65,748	$46,451	$36,277	$160,203	$92,779
Adjustments:
Add: Stock-based compensation	6,086	7,481	3,725	20,277	12,348
Add: Restructuring charges	—	92	(29)	179	1,125
Add: Restructuring related charges	—	—	301	—	301
Add: Purchase accounting impact on inventory and contracts acquired	140	—	—	140	—
Add: Merger and acquisition costs	6,269	11,843	10	21,104	484
Add: Tariff adjustment	—	5,497	—	5,497	—
Less: Other adjustments	(83)	—	—	(83)	—
Adjusted earnings before interest, taxes, depreciation and amortization	$78,160	$71,364	$40,284	$207,317	$107,037

	Quarter Ended
Dollars in thousands	June 30, 2021		March 31, 2021		June 30, 2020
GAAP gross profit/margin percentage	$144,400	45.8%	$127,274	44.4%	$92,788	42.1%
Adjustments:
Amortization of completed technology	3,352	1.1	2,319	0.8	2,779	1.3
Restructuring related charges	—	—	—	0.0	301	0.1
Purchase accounting impact on inventory and contracts acquired	140	0.0	—	—	—	0.0
Other adjustment	(83)	(0.0)	5,497	1.9	—	0.0
Non-GAAP adjusted gross profit/gross margin percentage	$147,809	46.9%	$135,090	47.1%	$95,868	43.5%

	Nine Months Ended
Dollars in thousands	June 30, 2021		June 30, 2020
GAAP gross profit/margin percentage	$384,802	45.2%	$268,055	41.2%
Adjustments:
Amortization of completed technology	8,060	0.9	8,194	1.3
Purchase accounting impact on inventory and contracts acquired	140	0.0	—	—
Restructuring related charges	—	—	301	0.0
Other adjustment	(83)	0.0
Tariff adjustment	5,497	0.6	—	—
Non-GAAP adjusted gross profit/gross margin percentage	$398,416	46.8%	$276,550	42.5%

	Brooks Semiconductor Solutions Group
	Quarter Ended
Dollars in thousands	June 30, 2021		March 31, 2021		June 30, 2020
GAAP gross profit/margin percentage	$81,973	44.0%	$69,413	44.2%	$53,524	42.1%
Adjustments:
Amortization of completed technology	1,178	0.6	298	0.2	717	0.6
Purchase accounting impact on inventory and contracts acquired	140	0.1	—	—	—	—
Non-GAAP adjusted gross profit/margin percentage	$83,291	44.7%	$69,711	44.4%	$54,241	42.7%

	Brooks Life Sciences Products						Brooks Life Sciences Services
	Quarter Ended						Quarter Ended
Dollars in thousands	June 30, 2021		March 31, 2021		June 30, 2020		June 30, 2021		March 31, 2021		June 30, 2020
GAAP gross profit/margin percentage	$22,655	46.6%	$24,051	45.9%	$13,258	43.6%	$39,772	49.4%	$33,813	43.8%	$26,006	41.4%
Adjustments:
Amortization of completed technology	432	0.9	280	0.5	287	0.9	1,742	2.2	1,741	2.3	1,776	2.8
Restructuring related charges	—	—	—	—	—	—	—	—	—	—	301	0.5
Other adjustment	—	—	—	—	—	—	(83)	(0.1)	—	—	—	—
Tariff adjustment	—	—	—	—	—	—	—	—	5,497	7.1	—	—
Non-GAAP adjusted gross profit/margin percentage	$23,087	47.5%	$24,331	46.5%	$13,545	44.5%	$41,431	51.5%	$41,051	53.2%	$28,083	44.7%

	Brooks Life Sciences Total
	Quarter Ended
Dollars in thousands	June 30, 2021		March 31, 2021		June 30, 2020
GAAP gross profit/margin percentage	$62,428	48.4%	$57,864	44.7%	$39,264	42.1%
Adjustments:
Amortization of completed technology	2,173	1.7	2,021	1.6	2,063	2.2
Restructuring related charges	—	—	—	—	301	0.3
Other adjustment	(83)	(0)	—	—	—	—
Tariff adjustment	—	—	5,497	4.2	—	—
Non-GAAP adjusted gross profit/margin percentage	$64,518	50.0%	$65,382	50.5%	$41,628	44.6%

	Brooks Semiconductor Solutions Group
	Nine Months Ended
Dollars in thousands	June 30, 2021		June 30, 2020
GAAP gross profit/margin percentage	$207,175	43.6%	$148,443	40.0%
Adjustments:
Amortization of completed technology	1,860	0.4	2,172	0.6
Purchase accounting impact on inventory and contracts acquired	140	0.0	—	—
Non-GAAP adjusted gross profit/margin percentage	$209,175	44.1%	$150,615	40.6%

	Brooks Life Sciences Products				Brooks Life Sciences Services
	Nine Months Ended				Nine Months Ended
Dollars in thousands	June 30, 2021		June 30, 2020		June 30, 2021		June 30, 2020
GAAP gross profit/margin percentage	$67,238	45.9%	$39,016	42.8%	$110,395	47.9%	$80,596	42.6%
Adjustments:
Amortization of completed technology	985	0.7	872	1.0	5,215	2.3	5,151	2.7
Restructuring related charges	—	—	—	—	—	—	301	0.2
Other adjustment	—	—	—	—	(83)	(0.0)	—	—
Tariff adjustment	—	—	—	—	5,497	2.4	—	—
Non-GAAP adjusted gross profit/margin percentage	$68,223	46.6%	$39,888	43.8%	$121,024	52.6%	$86,047	45.5%

			Brooks Life Sciences Total
			Nine Months Ended
Dollars in thousands			June 30, 2021			June 30, 2020
GAAP gross profit/margin percentage			$177,633		47.1%		$119,612	42.7%
Adjustments:
Amortization of completed technology			6,200		1.6		6,023	2.1
Restructuring related charges			—		—		301	0.1
Other adjustment			(83)		(0.0)		—	—
Tariff adjustment			5,497		1.5		—	—
Non-GAAP adjusted gross profit/margin percentage			$189,247		50.2%		$125,935	44.9%

	Brooks Semiconductor Solutions Group			Brooks Life Sciences Products			Brooks Life Sciences Services			Brooks Life Sciences Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,
Dollars in thousands	2021	2021	2020	2021	2021	2020	2021	2021	2020	2021	2021	2020
GAAP operating profit	$43,478	$33,004	$22,697	$8,706	$10,935	$2,195	$12,125	$6,168	$2,032	$20,831	$17,103	$4,227
Adjustments:
Amortization of completed technology	1,178	298	717	432	280	287	1,742	1,741	1,776	2,174	2,021	2,063
Purchase accounting impact on inventory and contracts acquired	140	—	—	—	—	—	—	—	—	—	—	—
Restructuring related charges	—	—	—	—	—	—	—	—	301	—	—	301
Other adjustment	—	—	—	—	—	—	(83)	—	—	(83)	—	—
Tariff adjustment	—	—	—	—	—	—	—	5,497	—	—	5,497	—
Non-GAAP adjusted operating profit	$44,796	$33,302	$23,414	$9,138	$11,215	$2,482	$13,784	$13,406	$4,109	$22,922	$24,621	$6,591

	Total Segments			Corporate			Total
	Quarter Ended			Quarter Ended			Quarter Ended
	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,
Dollars in thousands	2021	2021	2020	2021	2021	2020	2021	2021	2020
GAAP operating profit (loss)	$64,309	$50,107	$26,924	$(14,076)	$(19,602)	$(7,825)	$50,233	$30,505	$19,099
Adjustments:
Amortization of completed technology	3,352	2,319	2,780	—	—	—	3,352	2,319	2,780
Amortization of customer relationships and acquired intangible assets	—	—	—	7,733	7,601	7,611	7,733	7,601	7,611
Purchase accounting impact on inventory and contracts acquired	140	—	—	—	—	—	140	—	—
Restructuring charges	—	—	—	—	92	(29)	—	92	(29)
Restructuring related charges	—	—	301	—	—	—	—	—	301
Tariff adjustment	—	5,497	—	—	—	—	—	5,497	—
Other adjustment	(83)	—	—				(83)	—	—
Merger and acquisition costs	—	—	—	6,269	11,843	10	6,269	11,843	10
Non-GAAP adjusted operating profit (loss)	$67,718	$57,923	$30,005	$(74)	$(66)	$(233)	$67,644	$57,857	$29,772

	Brooks Semiconductor Solutions Group		Brooks Life Sciences Products		Brooks Life Sciences Services		Brooks Life SciencesTotal
	Nine Months Ended		Nine Months Ended		Nine Months Ended		Nine Months Ended
Dollars in thousands	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020	2021	2020	2021	2020
GAAP operating profit	$97,636	$52,949	$27,310	$4,116	$30,872	$10,243	$58,182	$14,359
Adjustments:
Amortization of completed technology	1,860	2,172	985	872	5,215	5,150	6,200	6,022
Purchase accounting impact on inventory and contracts acquired	140	—	—	—	—	—	—	—
Restructuring related charges	—	—	—	—	—	301	—	301
Other adjustment	—	—	—	—	(83)	—	(83)	—
Tariff adjustment	—	—	—	—	5,497	—	5,497	—
Non-GAAP adjusted operating profit	$99,636	$55,121	$28,295	$4,988	$41,501	$15,694	$69,796	$20,682

	Total Segments		Corporate		Total
	Nine Months Ended		Nine Months Ended		Nine Months Ended
Dollars in thousands	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020	2021	2020
GAAP operating profit (loss)	$155,818	$67,308	$(44,151)	$(22,971)	$111,667	$44,337
Adjustments:
Amortization of completed technology	8,060	8,194	—	—	8,060	8,194
Amortization of customer relationships and acquired intangible assets	—	—	22,690	23,137	22,690	23,137
Purchase accounting impact on inventory and contracts acquired	140	—	—	—	140	—
Restructuring charges	—	—	179	1,125	179	1,125
Restructuring related charges	—	301	—	—	—	301
Tariff adjustment	5,497	—	—	—	5,497	—
Other adjustment	(83)	—	—	—	(83)	—
Merger and acquisition costs	—	—	21,104	484	21,104	484
Non-GAAP adjusted operating profit (loss)	$169,432	$75,803	$(178)	$1,775	$169,254	$77,578